UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                FEBRUARY 17, 2004


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    001-14480                  95-4592204
(State or other jurisdiction         (Commission               (IRS Employer
        of incorporation)            File Number)            Identification No.)


6355 TOPANGA CANYON BLVD., SUITE 520, WOODLAND HILLS, CA           92606
         (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (818) 615-1500


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ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

         On February 17, 2004, Brilliant Digital Entertainment, Inc. (the "Registrant") issued a press release announcing that the Registrant received notice from the American Stock Exchange that it intends to suspend trading of the Registrant's common stock as soon as practicable and file an application with the Securities and Exchange Commission to remove the Registrant's common stock from listing and registration on AMEX. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press release dated February 17, 2004.


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


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 17, 2004                          BRILLIANT DIGITAL ENTERTAINMENT, INC.


                                           /S/ TYLER TARR
                                           -----------------------------------
                                           Tyler Tarr, Chief Financial Officer


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


                                  EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION

    99.1             Press release dated February 17, 2004


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